UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2004


                            PALMETTO BANCSHARES, INC.
               (Exact name of registrant as specified in charter)


South Carolina                      0-26016                       74-2235055
------------------               --------------                -----------------
State or other               Commission File Number     IRS Employer I.D. number
jurisdiction of incorporation



301 Hillcrest Drive, Laurens, South Carolina                       29360
--------------------------------------------                       -----
Address of principal executive offices                            Zip Code


                                 (864) 984-4551
                          Registrant's telephone number

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On April 14, 2004 Palmetto Bancshares, Inc. announced the results for the third quarter ended March 31, 2004.

For more information regarding this matter, see the press release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99   Press release dated April 14, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



PALMETTO BANCSHARES, INC.


By:

/s/ L. Leon Patterson
______________________________________________
 L. Leon Patterson
 Chairman and Chief Executive Officer


/s/ Paul W. Stringer
______________________________________________
 Paul W. Stringer
 President and Chief Operating Officer
(Chief Accounting Officer)


Date:   April 19, 2004